UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 12, 2010

GARB OIL & POWER CORPORATION
(Exact name of registrant as specified in its charter)

Utah	0-26999	87-0296694
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

1588 South Main Street, Suite 200
Salt Lake City, Utah		84115
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:		(801) 832-9865

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02—Unregistered Sales of Equity Securities

On May 12, 2010, the Company issued 50,000 shares of Common Stock at a per share price of $0.03 to Ken Riter for $1,500 for services.

On May 12, 2010, the Company issued 50,000 shares of Common Stock at a per share price of $0.03 to Denise Rose for $1,500 for services provided.

On May 12, 2010, the Company issued 50,000 shares of Common Stock at a per share price of $0.03 to Herbert Kuglmeir for $1,500 for services provided.

All such shares of Common Stock were issued in reliance upon exemption from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.  No advertising or general solicitation was employed in offering the securities.

Signatures

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Garb Oil & Power Corporation
Registrant

Dated: June 4, 2010	By:	/s/ John Rossi
John Rossi, President